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                                                                      EXHIBIT 99

        CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
             OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we, Acorn Products, Inc., hereby file these cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements, whether oral or written, made by us or on our behalf. We wish to ensure that all forward-looking statements made by us or on our behalf are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established by the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause our actual results to differ materially from those projected in our forward-looking statements made by us or on our behalf.

     Statements that indicate our intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that our actual results could differ materially from those projected in such forward-looking statements due to, among other risks and uncertainties inherent our business, the following important factors:

     - Weather is the most significant factor in determining market demand for our products and is inherently unpredictable. Inclement weather during the spring gardening season and lack of snow during the winter may have a material adverse effect on our business, financial condition and results of operations.

     - The lawn and garden industry is seasonal in nature, with a high proportion of sales and operating income generated in January through May. Accordingly, our sales tend to be greater during its third and fourth fiscal quarters. As a result, our operating results depend significantly on the spring selling season. To support this sales peak, we must anticipate demand and build inventories of finished goods throughout the fall and winter. Accordingly, our levels of raw materials and finished goods inventories tend to be at their highest, relative to sales, during our first and second fiscal quarters. These factors increase variations in our quarterly results of operations and potentially expose us to greater adverse effects of changes in economic and industry trends. Moreover, actual demand for our products may vary substantially from the anticipated demand, leaving us with either excess inventory or insufficient inventory to satisfy customer orders.

     - Our ten largest customers in the aggregate accounted for approximately 50.7% of gross sales in fiscal 1999. A substantial reduction or cessation of sales to these or other major customers could have a material adverse effect on our business, financial condition and results of operations.


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     -    Certain retail distribution channels in the lawn and garden industry, such as mass merchants and home centers, are experiencing consolidation. There can be no assurance that such consolidation will not have an adverse impact on certain customers or result in a substantial reduction or cessation of purchases of our products by certain customers. In addition, we are facing increasing pressure from retailers with respect to pricing, co-operative advertising and other rebates as the market power of large retailers continues to grow. There can be no assurance that such pressures will not have an adverse impact on our business, financial condition and results of operations.

     - A key element of our growth strategy is to increase sales in certain distribution channels that we believe are growing more rapidly than the overall industry, such as home centers and mass merchants through retailers such as Home Depot, Lowe's and Sears. There can be no assurance that retailers in such distribution channels will continue to open a significant number of new stores or, if opened, that we will be chosen to supply our products to all or a significant portion of such stores. In addition, there can be no assurance that such stores will generate significant additional sales for us or that such stores will not result in a reduction of sales to our other customers, whether through consolidation or otherwise.

     - Our future growth and development is largely dependent upon the services of A. Corydon Meyer, our President and Chief Executive Officer, as well as our other executive officers. The loss of Mr. Meyer's services, or the services of one or more of our other executive officers, could have a material adverse effect on us.

     - Our products require the supply of raw materials consisting primarily of steel, plastics and ash wood. Although we have several suppliers for most of our raw materials, there can be no assurance that we will not experience shortages of raw materials or components essential to our production processes or be forced to seek alternative sources of supply. In addition, there can be no assurance that prices for such materials will remain stable. Any shortages of raw materials may result in production delays and increased costs which could have a material adverse effect on our business, financial condition and results of operations.

     - All aspects of the lawn and garden industry, including attracting and retaining customers and pricing, are highly competitive. We compete for customers with large consumer product manufacturers and numerous other companies that produce specialty home and garden products, as well as with foreign manufacturers that export their products to the U.S. Many of these competitors are larger and have significantly greater financial resources than us. There can be no assurance that increased competition in the lawn and garden industry, whether from existing competitors, new domestic manufacturers or additional foreign


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          manufacturers entering the U.S. market, will not have a material adverse effect on our business, financial condition and results of operations.

     - Most of our hourly employees are covered by collective bargaining or similar labor agreements. We currently are a party to four such agreements, one of which expires in 2001 and three of which expire in 2002. There can be no assurance that we will be successful in negotiating new labor contracts on terms satisfactory to us or without work stoppages or strikes. A prolonged work stoppage or strike at any of our facilities could have a material adverse effect on our business, financial condition and results of operations.

     - We are subject to various federal, state, and local environmental laws, ordinances and regulations governing, among other things, emissions to air, discharge to waters and the generation, handling, storage, transportation, treatment and disposal of hazardous substances and wastes. We have made, and will continue to make, expenditures to comply with these environmental requirements and regularly review our procedures and policies for compliance with environmental laws. We also have been involved in remediation actions with respect to certain facilities. Amounts expended by us in such compliance and remediation activities have not been material to us. However, current conditions and future events, such as changes in existing laws and regulations, may give rise to additional compliance or remediation costs that could have a material adverse effect on our business, financial condition or results of operations. Furthermore, as is the case with manufacturers in general, if a release of hazardous substances occurs on or from our properties or any associated offsite disposal location, or if contamination from prior activities is discovered at any of our properties, we may be held liable and the amount of such liability could be material.

     - New housing starts often represent an addition to the overall number of consumers in the lawn and garden tool market and, accordingly, an increase in demand. Similarly, government spending on highways, bridges and other construction projects often represents an increase in demand for long handled tools. A decline in housing starts or government spending on construction projects could result in a decrease in demand for our products and, accordingly, could have a material adverse effect on our business, financial condition and results of operations.

     - Adverse changes in general economic conditions in the United States, including the level and availability of consumer debt, the level of interest rates and consumer sentiment regarding the economy in general, could result in a decrease in demand for our products and, accordingly, could have a material adverse effect on our business, financial condition and results of operations.


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     The factors set forth above are not exhaustive. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we will not undertake, and specifically decline, any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events. New factors emerge from time to time and it is not possible for our management to predict all of such factors, nor can they assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.


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